EXHIBIT 10.7



United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:  Side Letter Agreement to Letter Agreement
          No-6-1162-DLJ-1124 to Purchase Agreement
          No. 1670 - Assignment; Termination of Side Letter


Gentlemen:

Reference is made to Letter Agreement No. 6-1162-DLJ-1124 (the "Letter Agreement) to Purchase Agreement No. 1670 (as previously amended and supplemented, including all previously executed letter agreements, the "Purchase Agreement") among The Boeing Company ("Boeing"), United Air Lines, Inc. ("United") and United Worldwide Corporation ("Worldwide,,) relating to the sale by Boeing and the purchase by United arid Worldwide (collectively the "Buyer") of Model 747 aircraft.

This letter amendment (this "Letter Amendment"), when accepted by Buyer, will become part of the Letter Agreement and part of the Purchase Agreement, and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Letter Agreement, and not defined herein, shall have the same meaning as in the Letter Agreement. if there is any inconsistency between the terms of this Letter Amendment and the Letter Agreement or the Purchase Agreement, the terms of this Letter Amendment will govern.


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3.   [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT], United and Boeing hereby agree that the Letter Agreement will be terminated.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.


ACCEPTED AND AGREED TO THIS 8th day of June, 1995.


THE BOEING COMPANY                      UNITED AIR LINES, INC.


By:  /s/ R.C. Nelson                     By:  /s/ D.A. Hacker

Its:  Attorney-in-Fact                   Its:  Senior Vice President &
                                               Chief Financial Officer


UNITED WORLDWIDE CORPORATION


By:  /s/ D.A. Hacker

Its:  Attorney-in-Fact